UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 15, 2018

REACH GENETICS, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-55836	47-5326352
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4800 Baseline Road
Unit E104-#345
Boulder, CO 80303
Registrant’s telephone number, including area code (855) 369-3687

DOYEN ELEMENTS, INC

1880 Office Club Pointe Suite 1240

Colorado Springs CO 80920

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act [   ]

SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

Information included in this Form 8-K may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”) and Section 21E of the Securities Exchange Act of 1934 (the “Exchange Act”). This information may involve known and unknown risks, uncertainties and other factors which may cause the Company’s actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by any forward-looking statements. Forward-looking statements, which involve assumptions and which describe the Company’s future plans, strategies, and expectations, are generally identifiable by use of the words “may”, “will”, “should”, “expect”, “anticipate”, estimate”, “believe”, “intend” or “project”, or the negative of these words or other variations on these words or comparable terminology. These forward-looking statements are based on assumptions that may be incorrect, and there can be no assurance that any projections included in these forward-looking statements will come to pass. The Company’s actual results could differ materially from those expressed or implied by the forward-looking statements as a result of various factors. Except as required by applicable laws, the Company undertakes no obligation to update publicly any forward-looking statements for any reason, even if new information becomes available or other events occur in the future.

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES

On May 11, 2018, the Private Placement Memorandum dated March 10, 2018 was amended to reflect the Corporate Name and Address Change.

A copy of the Amended Private Placement Memorandum is annexed hereto as Exhibit 10.6

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BY-LAWS; CHANGE IN FISCAL YEAR

On May 10, 2018, the Company changed the corporate name and the address, in the state of Nevada, to REACH Genetics Inc., formally known as Doyen Elements Inc..

On May 11, 2018, the Company received a new CUSIP Number for REACH Genetics Inc.

On May 11, 2018, the Company changed the By-Laws to reflect the Company Name change.

A copy of the Amended Articles of Incorporation is annexed hereto as Exhibit 10.7.

A copy of the new CUSIP number is annexed hereto as Exhibit 10.8

A copy of the amended By-Laws is annexed hereto as Exhibit 10.9.

ITEM 8.01 OTHER EVENTS

On May 9, 2018, the company reached a confidential settlement of the lawsuits styled: (1) Geoffrey Thompson v. Doyen Elements, Inc., Cynthia Boerum and Jeff Hranicka, Eighth Judicial District Court, Clark County, Nevada, Case No.A-17-76644-B; and (2) Doyen Elements International, Inc. and Advantameds Solutions US, Inc. v. Doyen Elements, Inc,. Cynthia Boerum, and Jeff Hranicka, Eighth Judicial District Court, Clark County, Nevada, Case No A-18-767861-C. All litigation between these parties has been resolved to the satisfaction of all involved.

Item 9.01 EXHIBITS.

10.6	Amended Private Placement Memorandum dated May 11, 2018
10.7	Amended Articles of Incorporation reflecting Name and Address Change dated May 10, 2018
10.8	A new CUSIP number reflecting new Name change dated May 11, 2018
10.9	Amended By-Laws changed to reflect the Name and address dated May 11, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

DATED: MAY 16, 2018

REACH GENETICS [Registrant]

By:	/s/ Cynthia Boerum
Cynthia Boerum, Chairman, Chief Executive Officer and Chief Financial Officer